                                                                    Exhibit 23.1

                         INDEPENDENT AUDITORS' CONSENT

THE STOCKHOLDERS AND BOARD OF DIRECTORS
WHITTMAN-HART, INC.:

    We consent to the use of our reports included herein and incorporated by reference herein to the Company's Annual Report on Form 10-K for the year ended December 31, 1997 and to the references to our firm under the headings "Selected Consolidated Financial Data" and "Experts" in the prospectus.

/s/  KPMG Peat Marwick LLP
Chicago, Illinois
April 29, 1998